Concentrations and credit risk	12 Months Ended
Mar. 31, 2017
Accounting Policies [Abstract]
Concentrations and credit risk
16	Concentrations and credit risk

The Company operates principally in the PRC (including Hong Kong) and grants credit to its customers in this geographic region.  Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and trade  receivables.  The Company does not require collateral to support financial instruments that are subject to credit risk.

At March 31, 2016 and 2017, the Company had credit risk exposure of uninsured cash and deposits with maturities of less than one year in banks of approximately $3,547,000 and $3,745,000, respectively.

A substantial portion, 37%, 59% and 48% of revenue, was generated from sales to one customer for the years ended March 31, 2015, 2016 and 2017, respectively.  That customer has discontinued purchasing from us effective June 2017.

The net sales to customers representing at least 10% of net total sales are as follows:

	Year Ended March 31,
	2015		2016		2017
	$ in thousands	%	$ in thousands	%	$ in thousands	%

Fitbit, Inc.	10,593	37	14,145	59	8.472	48
Kern + Sohn GMBH	5,424	19	3,874	16	2,729	16
Pitney Bowes Inc.	2,476	8	1,969	8	2,435	14
Sunbeam Products, Inc.	6,879	24	1,738	7	1,563	9

	25,372	88	21,726	90	15,199	87

The following customers had balances of at least 10% of the total trade receivables at the respective balance sheet dates set forth below:

	March 31,
	2016		2017
	$ in thousands	%	$ in thousands	%

Sunbeam Products, Inc.	87	10	162	14
Fitbit, Inc.	378	41	109	9
Kern + Sohn GMBH	204	22	328	28
Pitney Bowes Inc.	145	16	455	39

		89		90

At March 31, 2016 and 2017, these customers accounted for 89% and 90%, respectively, of net trade receivables.  The trade receivables have repayment terms of not more than twelve months.